CONTRACT OF SALE

Today, the twenty-first of June, nineteen hundred and ninety-six, the following parties appeared before me, Mr Eric Feijen, junior civil-law notary, residing in Heerde, deputizing for the civil-law notary practicing in Heerde, Mr Johannes Willibrordus Jozef Maria Schurink: --

 ..---------

1. Mr Wicher Albertus Reil, organ builder, residing at Korte Soerelseweg 2, 8181 AM Heerde, born in Heerde on the sixteenth of July nineteen hundred and forty-two, married, passport number L 060054, acting in his capacity as managing director of the private limited company Orgelmakerij Gebrs. Reil B.V., with its registered office in Heerde and its principal place of business at Postweg 50/B, 8181 VJ Heerde, and as authorized representative of the sole deputy managing director of the aforementioned private limited company, Mr Johann Ludwig Reil, organ builder, residing at Soerelseweg 8, 8181 AK Heerde, born in Heerde on the twenty-first of April nineteen hundred and thirty-nine, married, passport number L 060045 and legally representing said company in this capacity, which company is acting for itself and as authorized representative of the private limited company Rood Technology Nederland B.V., at the time having its registered office in Heerde; -----------------


2. Mr Fokko Pentinga, sales manager, residing at Lisztstraat 1, 6815 CN Arnhem, the Netherlands, born in Slochteren, the Netherlands, on the twenty-fifth of February nineteen hundred and fifty-five, married, driving licence number 0070021978, acting in his capacity as authorized representative of Mr Jong Soo Whang, company director, residing at South Maple 831, Mesa, Arizona 85205, United States of America, born in Seoul, Korea on the twenty-second of October nineteen hundred and forty-five, married, who has granted this power of attorney as president of Tempress Systems Inc., in his capacity as legal representative of the company under the laws of the state of Texas, United States of America:
Tempress Systems Inc., having its registered office in Austin, Texas, the United States of America, and a place of business at De Lavelstraat la, Hoogeveen (future address: Brugstraat 2, 8181 VH Heerde) --------
- ------   ------------------------



The power of attorney for the private limited company Orgelmakerij Gebrs. Reil B.V. is demonstrated by a deed of transfer of economic ownership, executed before the aforementioned civil-law notary

Schurink  on  the   fifteenth  of  June   nineteen   hundred  and   ninety-four.
- --------------

The other powers of attorney are demonstrated by two private deeds which have been attached to this deed. The existence of the powers of attorney has been sufficiently demonstrated to me, deputy civil- law notary. ----------------

The party appearing under 1 declared that the private limited company Orgelmakerij Gebrs. Reil B.V. purchased the private limited company Rood Technology Nederland B.V. by virtue of the aforementioned deed of transfer of economic ownership, but did not receive ownership of the same. - ------------- -
 .------------------

The commercial property at Brugstraat 2 in Heerde, seventeen areas and thirty centiares in size, recorded in the land register as Heerde Municipality, Section B, number 3088, which plot is partially encumbered with a restricted right as referred to in the Public Works (Removal of Impediments in Private Law) Act, for the benefit of the company limited by shares N.V. NUON Energie- Onderneming voor Gelderland, Friesland en Flevoland, having its registered office in Arnhem, for the purpose of laying, owning, maintenance, repair, and (where necessary) the replacement and removal of an underground high-voltage cable, as shown in ground plan number 4063-447, attached to the deed by means of which the aforementioned right was established. A copy of the aforementioned drawing is attached to this deed. --
The purchase price has been paid in full.

Ownership of the aforementioned immoveable property was - acquired by the private limited company Rood Testhuis B.V.;

- - inasmuch as derived from number 2484 through the registration at the land registry in Arnhem on the twenty-fifth of September nineteen hundred and seventy-nine, in part 5751, number 65 of the copy of the deed of transfer executed on the preceding twenty-fourth of September before civil-law notary Mr
A. Bok, practicing at the time in Heerde;---------------------------------------

inasmuch as derived from number 2484 through the registration at the aforementioned land registry on the sixteenth of June nineteen hundred and eighty-three, in part 6346, number 92 of the copy of the deed of transfer executed on the preceding fifteenth of June before the aforementioned civil-law notary Bok. ------------- Contained in these deeds was a discharge for the purchase price, and a waiver to the right to demand the dissolution of the agreement on the grounds of the provisions of Sections 1302 and 1303 of the Dutch Civil Code. ------------------------------------

The name Rood Testhouse B.V. was changed on the twenty-first of January nineteen hundred and ninety-two to Rood Technology Nederland B.V. by deed executed before the aforementioned civil-law notary Schurink.-----------------------------------

The party appearing under 1 declared that he had sold to the company under the laws of Texas, United States of America, Tempress Systems Inc., having its registered office in Austin, Texas, the United States of America, which the party appearing under 2 declared to have bought: --------------------------
- ----------------

The right to delivery of the aforementioned immoveable

The parties appearing declared that this purchase agreement was entered into for a purchase price of five hundred and fifty-seven thousand guilders (NLS 557,500. The purchase price has been paid in full by the purchaser to the aforementioned civil-law notary Schurink.------------------------------------------------------

In performance of the obligation to deliver, the party appearing under 1 declared on behalf of the private limited company Rood Technology Nederland B.V. that ownership of the aforementioned immoveable property be transferred to the company under the laws of the state of Texas, United States of America, Tempress Systems Inc., having its registered office in Austin, Texas, United States of America, for which the party appearing under 2 declared the acceptance of ownership of said immoveable property. -------------

The parties have agreed that the share of the purchase price to be paid to the seller shall be retained by the civil-law notary acting as custodian of this deed until such a time as it is clear to the latter that the transfer has taken place without registrations which were not known at the time of execution of this deed. ------- This sum will be paid immediately to the seller after this time. -- The following stipulations have been laid down: -------------------

1. The property sold will be transferred in the condition it was in at the moment the purchase agreement was signed, with all rights and burdens. The seller is authorized to carry out the sale and delivery. The transfer of ownership is unconditional. The purchaser will use the property sold as a commercial property. --------------

The seller is not aware of any grounds under private or public law why this should not be permitted. ------------------

2. The property sold is free of mortgage and attachment. The property sold is not encumbered with qualitative obligations, easements or other burdens and contractual stipulations other than those listed below.-------------------------

3. A copy of this deed will be recorded in the public registers.

4. The purchaser can accept the property sold free from rental or other rights of enjoyment and completely vacant, as of today. ----

The risk is transferred to the purchaser today.

5. All property charges on the property sold shall be at the expense of the purchaser as of today. ----------------------------

Settlement has taken place. --------------------------------------

6. No claims are permitted on the grounds of a difference in size.

7. The seller guarantees that it has not been notified by the state or utilities companies of any improvement or repair work which have not yet been carried out, or not yet carried out to acceptable standards. -

8. All claims which the seller can and will enforce in respect of the property sold against third parties, including builders, (sub)contractors, installers and suppliers are transferred to the purchaser. Inasmuch as these claims are not enforceable as qualitative rights as referred to in Section 251, Book 6 of the Dutch Civil Code, the seller shall cooperate in the transfer of these at the purchaser's first request. -------------------------- The seller shall also hand over all proofs of guarantee relating to the property sold to the purchaser and to take all steps necessary to transfer these to the purchaser's name. --

9. The seller is not subject to any obligations vis-a-vis third parties by virtue of a priority right or right of option.

No legal proceedings, binding advice or arbitration are pending in respect of the property sold. ------------------------------------

10. As far as is known by the seller, there are no facts which may indicate that the property sold contains any pollution which may be detrimental to the use by the purchaser as described above or which results in or may result in an obligation to decontaminate the property sold, or to take other measures.----------------------

11. As far as is known by the seller, the property also has no underground tanks for the storage of liquids. --------------------

12. The seller is not aware of any materials in the property which may contain asbestos, other than the asbestos cement wall cladding of which the purchaser is aware.

13. Inasmuch as this deed has not deviated therefrom, that which has been agreed between the parties before the execution of this deed in respect of the purchase agreement shall remain in effect.

14. The parties cannot dissolve this agreement nor order its dissolution. --

15. The costs of this deed, the registration fees and transfer tax, including the transfer tax on five hundred and fifty-seven thousand five hundred guilders (NLG 557,500) levied on previous acquisitions in the six months before this day are at the expense of purchaser.

16. The provision of Section 204c, Book 2 of the Dutch Civil Code does not apply. ---

17. All risks concerning the functioning of the systems are transferred to the purchaser. ------------------------------------

18. The seller shall ensure closure of the boundary to the north of the building, at the boundary between the plots known as Heerde Municipality, Section B, numbers 3087 and -

19. The purchaser has applied for the required permission from the Municipality of Heerde in accordance with the Municipality of Heerde 1977 General Terms and Conditions of Sale for Building Sites. ------

20. a. For the benefit and to the detriment of the plots recorded in the land registry as Heerde Municipality, section B, numbers;3087 and 3088, the easement is established reciprocally whereby the communal wall on the boundary between the two plots be tolerated.-----------------------------------------------------

b. For the benefit of the plot sold by means of this deed, recorded in the land registry as Heerde Municipality, section B, number 3088 and to the detriment of the plot belonging to the seller recorded in the land registry as number 3087 of the same municipality and section, the following easement is established:

- - to tolerate and continue to tolerate the presence of the heat exchangers for the air-conditioning unit on the property sold and the plot belonging to the seller recorded in the land registry as Heerde Municipality, section B, number 3087. These heat exchangers belong to the property sold. ----------------
This  easement   lapses  if  these  heat   exchangers  are  moved  or  replaced.
- --------------------

- - that in the context of any laying of cables on the part of the purchaser,  the
purchaser  may  make  use  of  the   transformer  on  the  seller's  plot;  such
cable-laying must take place in the manner that causes the least inconvenience. All costs relating to the laying and connection of cables shall be at the
purchaser's   expense.  Any  cooperation  provided  by  NUON  shall  be  at  the purchaser's risk. --
21. The partition wall between the property sold and the part of the building still owned by the seller will, in full consultation and at the instructions and expense of the purchaser, be modified to meet fire safety requirements as set or to be set by the authorized bodies.--------------------------------

In the event that these modifications affect the emergency exit and door of the property still owned by the seller, these shall also be at the purchaser's expense. ------------------------------------ --

These modifications may not have any fundamental effect on the functionality of the on-site exit and emergency exit of the seller, on the understanding that the existing emergency exit door may, in consultation with the seller, be made slightly narrower than is currently the case, as long as the functionality is not affected. All modifications shall be fully at the purchaser's expense. -----

22. All goods currently present in the property sold are deemed to be included in the property sold. --------------------------------

23. Inasmuch as has not yet taken effect, this delivery is subject to the "1977 General Terms and Conditions of Sale for Building
These conditions were laid down in a deed executed before the aforementioned civil-law notary Bok on the eighteenth of October nineteen hundred and seventy-seven and registered in the aforementioned land registry on the nineteenth of October of that year, under Part 4997, Number 34. The party appearing under 1 declared that it imposed the provisions of Articles 9, 13, 15 through 20 and 22 through 30 of these General Terms and Conditions on the purchaser.-

The party appearing under 2 declared that it would bind the purchaser to fulfil these provisions.-

The party appearing under 1, acting in the interests of the Municipality of Heerde, declared the acceptance of the above on behalf of the municipality.
- -------------------------

The purchaser declared that he had received a copy of the General Terms and Conditions of Sale.

The party appearing under 2 declared the acceptance of the aforementioned burdens and restrictions on behalf of the purchaser. The parties grant power of attorney to Mr Mannes Vlieger, bookkeeper, Mr Hendrik Jan Kamphuis, notary's clerk, Ms Grietje van den Brink, notarial assistant, Ms Diana Alia Liefers, notarial assistant and Ms Hendrika Wilhelmina van den Brink, notarial assistant, all residing in Heerde, and Ms Johanna Aarentina Witman, notarial assistant, residing in Vaassen, the Netherlands, both jointly and each separately, to waive mortgage rights on their behalf, inasmuch as these may be registered for the property sold encumbering persons other than the purchaser. --

For the implementation of this deed, the parties elect domicile at the office of the civil-law notary acting as custodian of this deed.

The identity of the parties appearing has been determined by means of the aforementioned documents intended for this purpose. --

The parties appearing are known to me, deputy civil-law notary. -- IN WITNESS WHEREOF the parties hereunto set their hands in Heerde, the Netherlands, on the date first hereinbefore written. ---------

After a limited reading of the contents of this deed to the parties, the parties declared unanimously that they had taken note of the contents of this deed and did not require the deed to be read out in full.--------------------------------

Immediately following a limited reading, this deed was signed by the parties appearing and me, deputy civil-law notary, at sixteen hundred hours and thirty-five minutes. (signed): W.A. Reil; F. Pentinga; E. Feijen. --For the true copy

[signature]

The undersigned, Mr Eric Feijen, junior civil-law notary, residing in Heerde, as deputy for the civil-law notary practicing in that place Mr Johannes
Willibrordus Jozef Maria Schurink, declares that the immoveable property alienated by virtue of this deed within the meaning of the Municipalities (Preferential Rights) Act is not included in a designation by virtue of Sections 2 or 8 nor in a proposal by virtue of Section 6 of that act.

[signature]

OFFICES OF CIVIL--LAW NOTARY

J . W . J . M . SCHURINK

PRACTICING IN HEERDE

OWNERSHIP TITLE FOR

Tempress Systems Inc., having its registered office in Austin, Texas, the United States of America, and a place of business in Hoogeveen, the Netherlands.

OR

the commercial property at Brugstraat 2 in Heerde, the Netherlands.

Deed of 21 June 1996.